UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2021

IVERIC bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36080	20-8185347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Penn Plaza, Suite 2372

New York, NY 10001

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 845-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ISEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 12, 2021, IVERIC bio, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC, Credit Suisse Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering of 11,650,000 shares (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). Under the terms of the Underwriting Agreement, the Underwriters subsequently exercised an option to purchase an additional 1,747,500 shares of Common Stock (the “Optional Shares” and, together with the Firm Shares, the “Shares”). The closing of the offering and sale of the Shares to the Underwriters is expected to take place on or about July 15, 2021, subject to the satisfaction of customary closing conditions. All of the Shares will be sold by the Company. The offering price of the Shares to the public is $8.60 per share. The Underwriters will purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $8.084 per share. The Company estimates that the net proceeds from the offering, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, will be approximately $107.8 million. The Shares will be issued pursuant to a shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) on March 5, 2021 and declared effective by the SEC on April 9, 2021 (File No. 333-253897).

The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is herein incorporated by reference.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is attached as Exhibit 5.1 hereto.

The representations, warranties and covenants contained in the Underwriting Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated by reference only to provide investors with information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Item 8.01. Other Events.

The Company issued a press release announcing the pricing of the offering on July 12, 2021, which press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

As of June 30, 2021, the Company had cash, cash equivalents and available for sale securities of approximately $160.0 million. This cash balance is preliminary financial data based on preliminary unaudited information currently available to the Company as of the date hereof and has been prepared by management, and is inherently uncertain and subject to revision in connection with the Company’s closing procedures and finalization of the Company’s financial statements for the three and six-month periods ended June 30, 2021.

Based upon the Company’s current operating plan, the Company estimates that the net proceeds from the offering, together with its existing cash, cash equivalents and available for sale securities, will enable the Company to fund its operating expenses and capital expenditure requirements as currently planned, excluding any potential approval or sales milestones payable to Archemix Corp. and any potential expenses for actual commercial launch of Zimura, such as associated sales force expenses, into 2024. This estimate is based on the Company’s current business plan, which includes the continuation of its ongoing clinical development programs for Zimura and the initiation of a planned clinical trial for Zimura in drusen in 2022, the progression of the Company’s IC-100 and IC-200 programs into the clinic, and the advancement of its IC-500 development program. This estimate also assumes that the Company will enroll approximately 440 patients in GATHER2, the Company’s ongoing Phase 3 clinical trial evaluating Zimura for the treatment of Geographic Atrophy secondary to age-related macular degeneration. This estimate does not reflect any additional expenditures related to potentially studying Zimura in other indications, or resulting from the potential in-licensing or acquisition of additional product candidates or technologies, or any associated development the Company may pursue. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects. See the “Risk Factors” section of the reports the Company files with the SEC for a discussion of the risks affecting the Company’s business that could have an adverse effect on its available capital resources.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including statements regarding the offering and the sufficiency of the Company’s cash resources, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, future operations and future expectations and plans and prospects for the Company, and any other statements containing the words "anticipate," "believe," "estimate," "expect," "intend", "goal," "may", "might," "plan," "predict," "project," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the potential completion of the offering, satisfaction of customary closing conditions related to the offering, those related to expectations for regulatory matters, the progression and duration of the COVID-19 pandemic and responsive measures thereto and related effects on the Company’s research and development programs, operations and financial position, the initiation and the progress of research and development programs and clinical trials, including enrollment and retention in clinical trials, availability of data from these programs, reliance on clinical trial sites, contract research organizations and other third parties, establishment of manufacturing capabilities, developments from the Company’s competitors and the marketplace for its products, need for additional financing and negotiation and consummation of business development transactions, whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements on its expected timelines, and other factors discussed in the “Risk Factors” section contained in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 12, 2021, by and among IVERIC bio, Inc. and Cowen and Company, LLC, Credit Suisse Securities (USA) LLC and Stifel, Nicolaus & Company, Incorporated as representatives of the underwriters named therein
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)
99.1	Press Release dated July 12, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2021	IVERIC bio, INC.

	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer